Causeway International Small Cap Fund

Institutional Class (CIISX)

Investor Class (CVISX)

Summary Prospectus

January 28,2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.causewayfunds.com/RequestLiterature.aspx. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2015, are incorporated by reference into this summary prospectus.

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

	Institutional Class		Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	Non	e	Non	e
Deferred Sales Charge (Load)	Non	e	Non	e
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Other Expenses(1)	0.82%	0.82%
Shareholder Service Fees	Non	e	0.25%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.83%	2.08%
Expense Reimbursement(2)	0.52%	0.52%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.31%	1.56%
(1)	Based on estimates for the current fiscal year.

(2)	Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.30% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2016 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2016 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$133	$525
Investor Class	$159	$602

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not completed a fiscal period of operations, it does not have a portfolio turnover rate to present.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests primarily in common stocks of companies with small market capitalizations located in developed and emerging markets outside the U.S. The Fund normally invests at least 80% of its total assets in equity securities of companies with small market capitalizations. Small market capitalization companies are companies with market capitalizations that do not exceed the highest market capitalization of a company within the Fund’s benchmark, the MSCI ACWI ex USA Small Cap Index (Gross) (the “Small Cap Index”), at the time of purchase. As of December 31, 2014 the Small Cap Index included companies with market capitalizations of up to $7.2 billion, and included companies in both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Fund may continue to hold securities of a portfolio company that appreciate above the small market capitalization threshold and thus may from time to time hold less than 80% of its total assets in equity securities of companies with small market capitalizations. The Fund may invest in a wide range of industries.

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. The Investment Adviser’s proprietary computer model analyzes a variety of fundamental and technical factors to assist in selecting securities. The model currently analyzes characteristics of individual securities, such as valuation, earnings growth, technical indicators, and quality. As the Investment Adviser is continually seeking to improve model performance, the factors and their weightings in the model may change over time. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

If the Fund invests in companies located in a country, the percentage of the Fund’s total assets attributable to companies located in that country is not expected to be greater than the weight of that country in the Small Cap Index, plus 5 percentage points, or less than the weight of that country in the Small Cap Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, the Fund may invest in the aggregate up to 10% of total Fund assets in companies located in foreign and emerging markets not included in the Small Cap Index. The Investment Adviser determines the country where a company is located, and thus whether a company is located in a market for these purposes, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund’s investments in companies in foreign and emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s shares may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign and emerging markets securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for small capitalization investments.

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The Fund will invest a significant portion of its assets in the securities of small capitalization companies. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Small companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Further, small companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of small capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of small capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

Data for foreign and emerging markets companies, particularly for smaller companies, may be less available, less accurate and/or less current than data for U.S. companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the characteristic’s historical trends. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.

See “Investment Risks” beginning on page 41 of the prospectus for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include small capitalization foreign and emerging markets securities.
•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign and emerging markets securities, and small capitalization securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

Performance

The Fund recently commenced operations and does not have a full calendar year of performance to present. Once it has been in operation for a full calendar year, a bar chart and performance table will be provided showing some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for relevant periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) will not necessarily indicate how it will perform in the future. For current performance information, please visit www.causewayfunds.com.

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following portfolio managers:

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

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Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing in the Fund through a qualified retirement plan or IRA or are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

CCM-SM-007-0100

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